SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2005

Insignia Solutions plc

(Exact name of Registrant as specified in its charter)

England and Wales	0-27012	Not Applicable

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

41300 CHRISTY STREET FREMONT, CALIFORNIA 94538 UNITED STATES OF AMERICA	THE MERCURY CENTRE, WYCOMBE LANE WOOBURN GREEN HIGH WYCOMBE, BUCKS HP10 0HH UNITED KINGDOM
(Address of principal executive offices) (Zip code)

(510) 360-3700
(44) 1628-539500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 1.02 Termination of a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.91
EXHIBIT 10.92
EXHIBIT 10.93
EXHIBIT 10.94
EXHIBIT 10.95
EXHIBIT 99.1

Item 1.01 Entry into a Material Definitive Agreement

     On February 10, 2004 Insignia Solutions plc entered into an agreement to sell up to $12 million American Depositary Shares (ADSs) representing ordinary shares to Fusion Capital Fund II, LLC (“Fusion Capital”) over a period of 30 months. The shares will be priced based on a market-based formula at the time of purchase. This agreement does not constitute an offer to sell securities, and an offer to sell securities will only be made if certain conditions are met, including receipt of shareholder approval (if the shares issuable in the transaction exceed 19.99% of our issued and outstanding shares) and the declaration of effectiveness by the Securities and Exchange Commission of a registration statement covering the American depositary shares representing the ordinary shares to be purchased by Fusion Capital.

     The Securities Subscription Agreement, the Registration Rights Agreement, and the two Warrants between Insignia and Fusion are filed as exhibits to this Form 8-K.

Item 1.02 Termination of a Material Definitive Agreement

     On February 10, 2005, the Company and Fusion Capital entered into a Mutual Termination Agreement pursuant to which that certain Securities Subscription Agreement dated October 17, 2002 by and between the Company and Fusion Capital (the "2002 Fusion Agreement") was terminated. Pursuant to the 2002 Fusion Agreement, the Company issued and sold an aggregate of $5.8 million in ADSs to Fusion. Upon the termination of the 2002 Fusion Agreement, Fusion will be able to sell 2,000,000 shares issued on exercise of warrants issued to Fusion as a commitment fee pursuant to the 2002 Fusion Agreement. Following the termination of the 2002 Fusion Agreement, the Company and Fusion Capital entered into the Securities Subscription Agreement dated February 10, 2005, described in Item 1.01 above.

     The Mutual Termination Agreement is filed as an exhibit to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits.

10.91	Securities Subscription Agreement by and between Insignia and Fusion Capital II, LLC dated February 10, 2005.
10.92	Registration Rights Agreement by and between Insignia and Fusion Capital II, LLC dated February 10, 2005.
10.93	Warrant by and between Insignia and Fusion Capital II, LLC.
10.94	Warrant by and between Insignia and Fusion Capital II, LLC
10.95	Notice of termination of Securities Subscription Agreement by and between Insignia and Fusion Capital dated October 17, 2002.
99.1	Press Release dated February 10, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Insignia Solutions plc (Registrant)
Date: February 10, 2005	By:	/s/ Mark McMillan
Mark McMillan
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
No.	Description
10.91	Securities Subscription Agreement by and between Insignia and Fusion Capital II, LLC dated February 10, 2005.
10.92	Registration Rights Agreement by and between Insignia and Fusion Capital II, LLC dated February 10, 2005.
10.93	Warrant by and between Insignia and Fusion Capital II, LLC.
10.94	Warrant by and between Insignia and Fusion Capital II, LLC
10.95	Notice of termination of Securities Subscription Agreement by and between Insignia and Fusion Capital dated October 17, 2002.
99.1	Press Release dated February 10, 2005.